UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

On April 1, 2014, NRG Energy Holdings Inc. (“NRG Holdings”), a wholly owned subsidiary of NRG Energy, Inc. (“NRG”), completed its previously announced acquisition of substantially all of the assets of Edison Mission Energy (“EME”), including EME’s equity interests in certain of its subsidiaries, pursuant to that certain Asset Purchase Agreement, dated October 18, 2013 (the “Purchase Agreement”), by and among NRG, EME and NRG Holdings.  EME is a holding company whose subsidiaries and affiliates are engaged in the business of developing, acquiring, owning or leasing, operating and selling energy and capacity from independent power production facilities.

In exchange for the acquired assets of EME, NRG paid a total purchase price of $2,635 million, which purchase price consisted of $350 million of newly issued, registered shares of NRG’s common stock and $2,285 million in cash.  The number of shares issued was determined based on a price of $27.62 per share, which was equal to the volume-weighted average trading price of NRG’s common stock over the 20 trading days prior to October 18, 2013.  The total purchase price is subject to transaction adjustments for cash and working capital.  The cash purchase price was funded with NRG’s cash on hand, proceeds from debt financings and other funds available to it.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to NRG’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on October 21, 2013 and is incorporated herein by reference.  On April 1, 2014, NRG issued a press release announcing the completion of the acquisition of substantially all of the assets of EME.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)           Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)           Exhibits.

Exhibit
Number	Document

2.1*

Asset Purchase Agreement, dated October 18, 2013, by and among NRG Energy, Inc., Edison Mission Energy and NRG Energy Holdings Inc. (incorporated herein by reference to Exhibit A to Exhibit 2.1 to NRG Energy, Inc.’s Current Report on Form 8-K/A filed on October 21, 2013).

99.1	Press Release, dated April 1, 2014.

*                                         Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A copy of omitted schedules will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By:	/s/ David R. Hill
David R. Hill
Executive Vice President and
General Counsel

Dated: April 3, 2014

EXHIBIT INDEX

Exhibit No.	Document

2.1*

Asset Purchase Agreement, dated October 18, 2013, by and among NRG Energy, Inc., Edison Mission Energy and NRG Energy Holdings Inc. (incorporated herein by reference to Exhibit A to Exhibit 2.1 to NRG Energy, Inc.’s Current Report on Form 8-K/A filed on October 21, 2013).

99.1	Press Release, dated April 1, 2014.

*                                         Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A copy of omitted schedules will be furnished supplementally to the Securities and Exchange Commission upon request.